Exhibit 10.3

Execution Version

INCREMENTAL AMENDMENT

This INCREMENTAL AMENDMENT AND LENDER JOINDER AGREEMENT (this “Agreement”), dated as of August 17, 2020, is entered into by and among JPMORGAN CHASE BANK, N.A., as an Incremental Revolving Lender and as an Issuing Bank (in such capacities, the “New Lender”), HORIZON THERAPEUTICS USA, INC., a Delaware corporation (the “Borrower”), and CITIBANK, N.A., as Administrative Agent (in such capacity, together with its successors and assigns, “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower and Administrative Agent are party to that certain Credit Agreement, dated as of May 7, 2015 (as amended by Amendment No. 1, dated as of October 25, 2016, as further amended by Amendment No. 2, dated as of March 29, 2017, as further amended by Amendment No. 3, dated as of October 23, 2017, as further amended by Amendment No. 4, dated as of October 19, 2018, as further amended by Amendment No. 5, dated as of March 11, 2019, as further amended by Amendment No. 6, dated as of May 22, 2019, as further amended by Amendment No. 7, dated as of December 18, 2019, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, the Issuing Banks from time to time party thereto, and Citibank, N.A., as Administrative Agent and Collateral Agent;

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower and any Additional Borrower may request Incremental Revolving Commitments;

WHEREAS, pursuant to Section 2.20(d)(ii)(B) of the Credit Agreement, the Borrower (a) has requested Incremental Revolving Commitments in the amount of $75,000,000, and (b) has requested that the entire amount of such Incremental Revolving Commitments be allocated to the New Lender;

WHEREAS, the Borrower will use the proceeds of Incremental Revolving Loans made pursuant to such Incremental Revolving Commitments (the “New Incremental Revolving Loans”) from time to time for general corporate purposes;

WHEREAS, pursuant to Section 2.20(e) of the Credit Agreement, this Agreement may, without the consent of any Agents or Lenders, amend the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.20 of the Credit Agreement;

WHEREAS, the New Lender has agreed to provide such Incremental Revolving Commitments on the Effective Date (as defined below) in the amount set forth opposite the New Lender’s name on Exhibit A hereto on the terms and conditions set forth herein and to become a Lender under the Credit Agreement in connection therewith.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Commitment Increase and Amendments.

(a) Pursuant to Section 2.20 of the Credit Agreement, Borrower hereby (i) requests Incremental Revolving Commitments in the amount of $75,000,000, and (ii) requests that the entire amount of such Incremental Revolving Commitments be allocated to the New Lender.

(b) The Borrower represents and warrants to each of the New Lender and the Administrative Agent that the representations and warranties of Irish Holdco, the Borrower and their respective Restricted Subsidiaries set forth in Article III of the Credit Agreement are true and correct in all material respects (or, if qualified as to “materiality” or “Material Adverse Effect”, in all respects) on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects (or, if qualified by materiality or “Material Adverse Effect”, in all respects) as of such earlier date.

(c) At the time of and immediately after giving effect to this Agreement, no Default or Event of Default exists.

(d) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, Administrative Agent or any other Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and reaffirms and confirms the validity of its guarantees pursuant to the Guaranty and its grant of Liens to secure the Secured Obligations pursuant to the Loan Documents. Except as expressly set forth herein, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. Each of the Loan Parties hereby (i) consents to this Agreement, (ii) confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply and (iii) reaffirms its prior grant and validity of the security interests pursuant to any Loan Document and agrees that all such security interests shall secure the Secured Obligations (including without limitation, the New Incremental Revolving Loans, the Swingline Exposure and the LC Exposure). Neither the modification of the Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and after giving effect to this Agreement, such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations (including without limitation, the New Incremental Revolving Loans, the Swingline Exposure and the LC Exposure), whether heretofore or hereafter incurred.

(e) This Agreement shall constitute an Incremental Amendment. This Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

(f) The Incremental Revolving Commitments established hereunder shall have terms identical to, and shall be an increase of, the Revolving Commitments existing prior to the Effective Date.

(g) The Borrower shall use the proceeds of the New Incremental Revolving Loans as set forth in the recitals to this Agreement.

(h) The definition of “Issuing Bank” in the Credit Agreement is hereby amended to add “, JPMorgan Chase Bank, N.A.” after each instance of “Morgan Stanley Senior Funding, Inc.”.

(i) Clause (A)(iii) of the last sentence of Section 2.06(b) of the Credit Agreement is hereby amended and restated as follows:

“(iii) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the LC Exposure in respect of such Issuing Bank shall not exceed, in the case of (I) Citibank, N.A., $13,635,000, (II) Morgan Stanley Senior Funding, Inc., $13,635,000, (III) JPMorgan Chase Bank, N.A., $13,635,000 and (IV) Goldman Sachs Bank USA, $9,095,000; provided that the LC Sublimit may be increased from time to time upon agreement between the Administrative Agent and Borrowers, so long as any increase has been appropriately committed by a Lender (that is or shall be an Issuing Bank), on terms and conditions satisfactory to the Administrative Agent.”

2. New Lender Joinder.

(a) The New Lender hereby agrees to provide Incremental Revolving Commitments in the amount set forth on Exhibit A attached hereto.

(b) New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (C) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 or 4.01(r) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) attached to this Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the New Lender; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(c) As of the Effective Date, the New Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender”, and “Issuing Bank”, a “Revolving Lender” and an “Incremental Revolving Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) to the extent of the interest acquired by New Lender pursuant to this Agreement, have the rights and obligations of a Lender, and Issuing Bank, a Revolving Lender and an Incremental Revolving Lender under the Credit Agreement and the other Loan Documents.

3. Conditions to Effectiveness. This Agreement shall not be effective until the date (the “Effective Date”) on which each of the following conditions shall have been satisfied (or waived), as determined by Administrative Agent:

(a) Administrative Agent shall have received executed counterparts of this Agreement from each of the intended parties hereto;

(b) The Administrative Agent shall have received (i) a copy of the certificate of incorporation, memorandum of association or articles of incorporation and all applicable, if any, certificates of incorporation on a change of name or certificates of re-registration or other formation documents, including all amendments thereto, of each Loan Party as of the Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to or of compliance evidencing (to the extent the concept is applicable in such jurisdiction) the good standing of each such Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the secretary or assistant secretary of each Loan Party as of the Effective Date dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or similar governing documentation) of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in sub-clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or similar governing body of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party (in the case of the Borrower), the establishment of the Incremental Revolving Commitments hereunder (in the case of each such Loan Party), the granting of the Liens contemplated to be granted by it under the Collateral Documents and (in the case of each Guarantor) the Guaranteeing of the Secured Obligations as contemplated by this Agreement, joinders to any Loan Documents, and any other documents required to be executed by such Loan Party pursuant to this Section 3 (the “Amendment Documents”), and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) if applicable, that the certificate or articles of incorporation or other formation documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to sub-clause (i) above (in which case such certification will be delivered in lieu of the documentation requested pursuant to sub-clause (i) above and such certification is hereby deemed to satisfy the requirements of sub-clause (i) of this clause (f)) or where a certificate of good standing is not applicable in its jurisdiction of incorporation that attach a true, up to date and correct copy of the certificate or articles of incorporation or other formation documents of each Loan Party duly certified as being true, up to date and correct and (D) as to the incumbency and specimen signature of each officer executing any Amendment Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary (or manager or director, if applicable) executing the certificate pursuant to (ii) above;

(c) On the Effective Date, the representations and warranties set forth in Section 1(b) above shall be true and correct on the basis set forth therein;

(d) At the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall exist;

(e) The Administrative Agent shall have received favorable written opinion of (i) Cooley LLP, New York counsel for Irish Holdco, (ii) (a) Matheson, Irish counsel for the Loan Parties and (b) Arthur Cox, Irish counsel for the Administrative Agent and Collateral Agent in relation to validity and enforceability aspects and confirmation that the entry by Irish Holdco and its Subsidiaries into this Agreement will not constitute financial assistance for the purposes of Section 82 of the Companies Act, (iii) Arendt & Medernach, Avocats à la Cour, Luxembourg counsel for Irish Holdco in relation to the capacity of, authority of and execution by Horizon Therapeutics Finance S.à r.l., and the validity and enforceability of the Luxembourg Master Confirmation Agreement and (iv) Appleby (Bermuda) Limited, Bermuda counsel for the Administrative Agent in relation to capacity, authority and execution aspects, in each case (A) addressed to the Administrative Agent and the Collateral Agent and in each case, each of their permitted assigns (to the extent provided for, and allowed by, each opinion), (B) dated the Effective Date and (C) in form and substance reasonably satisfactory to the Administrative Agent;

(f) All documents and instruments required to perfect the Collateral Agent’s security interest in (A) subject to the Agreed Security Principles (in the case of the Equity Interests of any Foreign Subsidiary), all of the issued and outstanding Equity Interests of each Subsidiary Guarantor and (B) subject to the Agreed Security Principles (in the case of any Foreign Subsidiary), substantially all of the assets of Irish Holdco, the Borrower and each Subsidiary Guarantor (in each case, to the extent included in the Collateral) shall have been executed and delivered and, if applicable, be in proper form for filing; and

(g) Additional requirements for Foreign Subsidiary Guarantors:

(1) The Administrative Agent shall have received, in respect of each Luxembourg Guarantor, (i) a master confirmation agreement in a form satisfactory to the Administrative Agent and (ii) a manager’s certificate in a form satisfactory to the Administrative Agent, dated as of the Effective Date and signed by a manager of each such Luxembourg Guarantor, certifying, inter alia, the following items:

(A) a true, correct, complete and up-to-date copy of its articles of association;

(B) a true, correct, complete and up-to-date copy of the resolutions of the board of managers of each Luxembourg Guarantor approving, inter alia, its entry into the Amendment Documents to which it is a party;

(C) a true, correct, complete and up-to-date copy of an excerpt of the Luxembourg Companies Register dated on the Effective Date or at the earliest one Business Day before the Effective Date;

(D) a true, correct, complete and up-to-date copy of a certified true certificate of non-registration of judgments (certificat de non-inscription d’une décision judiciaire) dated on the Effective Date or at the earliest one Business Day before the Effective Date, issued by the Luxembourg Companies Register;

(E) a true, correct, complete and up-to-date copy of the specimen signatures of all authorised signatories; and

(F) each Luxembourg Guarantor complies with, and adheres to, the provisions applicable to it of the Luxembourg Law dated May 31, 1999 concerning the domiciliation of companies, as amended.

(2) The Administrative Agent shall have received, in respect of each Guarantor organized under the laws of Ireland, (i) a deed of confirmation in a form satisfactory to the Administrative Agent and (ii) a director’s or secretary’s certificate in a form satisfactory to the Administrative Agent, dated as of the Effective Date and signed by a director or secretary of such Guarantor, certifying, inter alia, the following items:

(A) that the entry by such Guarantor into the Amendment Documents would: (I) not cause any borrowing, guaranteeing, security or similar limit binding on such Guarantor to be exceeded; and (II) not constitute financial assistance for the purposes of Section 82 of the Companies Act;

(B) a true, correct and up-to-date list of the present directors and secretaries of such Guarantor;

(C) that neither the Guarantor nor any of its directors or secretaries, is a company or a person to whom either Chapter 3 (Restrictions on directors of insolvent companies), Chapter 4 (Disqualification generally) or Chapter 5 (Disqualification and restriction undertakings) of Part 14 (Compliance and Enforcement) of the Companies Act (as from time to time amended, replaced or re-enacted) applies; and

(D) each copy document relating to it specified in the director’s certificate is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

(3) The Administrative Agent shall have received, in respect of each Guarantor organized under the laws of Bermuda, (i) a deed of confirmation in a form satisfactory to the Administrative Agent and (ii) an officer’s certificate in a form satisfactory to the Administrative Agent, dated as of the Effective Date and signed by an officer of each such Guarantor, certifying, inter alia, the following items:

(A) a certified copy of the true, correct, complete and up-to-date constitutional documents of each such Guarantor including, but not limited to, the certificate of incorporation (and any amendments thereto), memorandum of association (and any amendments thereto), bye-laws, foreign exchange letter, tax assurance certificate, register of directors and officers and register of members;

(B) a pdf copy of a Certificate of Compliance issued by the Registrar of Companies no later than 3 Business Days prior to the execution hereof; and

(C) a true, correct, complete and up-to-date copy of the resolutions of the Board of Directors approving the granting of the guarantee and the entry into the Amendment Documents to which it is a party.

(h) All fees required to be paid on the Effective Date pursuant to the Fee Letter (as defined below) and reasonable out-of-pocket expenses required to be paid on the Effective Date pursuant to the Fee Letter, solely with respect to expenses to the extent invoiced at least three (3) business days prior to the Effective Date, shall, on the Effective Date, have been paid. “Fee Letter” means that certain fee letter, dated as of the Effective Date, by and between the Borrower and the New Lender.

4. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(b) THIS AGREEMENT AND THE OTHER AMENDMENT DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER AMENDMENT DOCUMENT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY SHALL (EXCEPT, AS TO ANY OTHER AMENDMENT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(c) Section and Subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(d) As of the Effective Date, the Revolving Commitments section of Schedule 2.01 to the Credit Agreement will be deemed to be amended and restated in its entirety in the form of Exhibit B attached hereto.

(e) Each of the parties hereto hereby irrevocably and unconditionally:

(i) submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court;

(ii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law;

(iii) agrees that nothing herein shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any competent jurisdiction;

(iv) irrevocably and unconditionally waives, to the fullest extent they may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (e)(i) of this Section 4. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;

(v) consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement; and

(vi) agrees that nothing herein will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment and Lender Joinder Agreement to be executed by their respective officers, as of the first date written above.

JPMORGAN CHASE BANK, N.A., as New Lender

By:	/s/ Erik Barragan
Name:	Erik Barragan
Title:	Authorized Officer

[Incremental Amendment and Lender Joinder Agreement (Horizon)]

HORIZON THERAPEUTICS USA, INC., as Borrower

By:	/s/ Paul W. Hoelscher
Name:	Paul W. Hoelscher
Title:	Chief Financial Officer

HZNP USA LLC
HORIZON ORPHAN HOLDINGS LLC
HORIZON ORPHAN LLC
CURZION PHARMACEUTICALS, INC.
HORIZON PROPERTIES HOLDING LLC HORIZON OPHTHALMOLOGY, INC.
HORIZON THERAPEUTICS SERVICES LLC HORIZON MEDICINES LLC
HORIZON THERAPEUTICS, LLC

By:	/s/ Paul W. Hoelscher
	Name:	Paul W. Hoelscher
	Title:	Chief Financial Officer

[Incremental Amendment and Lender Joinder Agreement (Horizon)]

HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

By:	/s/ Patrick McIlvenny
	Name:	Patrick McIlvenny
	Title:	as lawfully appointed attorney

HORIZON THERAPEUTICS HOLDINGS LIMITED

By:	/s/ Patrick McIlvenny
	Name:	Patrick McIlvenny
	Title:	as lawfully appointed attorney

HZNP LIMITED

By:
	Name:	Kevin Insley
	Title:	as lawfully appointed attorney

HORIZON THERAPEUTICS TREASURY DAC

By:	/s/ Patrick McIlvenny
	Name:	Patrick McIlvenny
	Title:	as lawfully appointed attorney

[Incremental Amendment and Lender Joinder Agreement (Horizon)]

HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

By:
	Name:	Patrick McIlvenny
	Title:	as lawfully appointed attorney

HORIZON THERAPEUTICS HOLDINGS LIMITED

By:
	Name:	Patrick McIlvenny
	Title:	as lawfully appointed attorney

HZNP LIMITED

By:	/s/ Kevin Insley
	Name:	Kevin Insley
	Title:	as lawfully appointed attorney

HORIZON THERAPEUTICS TREASURY DAC

By:
	Name:	Patrick McIlvenny
	Title:	as lawfully appointed attorney

[Incremental Amendment and Lender Joinder Agreement (Horizon)]

HORIZON THERAPEUTICS FINANCE LIMITED

By:	/s/ Patrick McIlvenny
	Name:	Patrick McIlvenny
	Title:	as lawfully appointed attorney

HORIZON THERAPEUTICS IRELAND DAC

By:	/s/ Patrick McIlvenny
	Name:	Patrick McIlvenny
	Title:	as lawfully appointed attorney

HORIZON THERAPEUTICS CAPITAL LIMITED

By:	/s/ Patrick McIlvenny
	Name:	Patrick McIlvenny
	Title:	as lawfully appointed attorney

[Incremental Amendment and Lender Joinder Agreement (Horizon)]

HORIZON THERAPEUTICS FINANCE S.À R.L
Société à responsabilité limitée
Registered office : 19, rue de Bitbourg, L-1273
Luxembourg
R.C.S. Luxembourg : B 186.460

By:	/s/ David Caraher
	Name:	David Caraher
	Title:	Manager A

[Incremental Amendment and Lender Joinder Agreement (Horizon)]

HORIZON THERAPEUTICS INVESTMENT LIMITED

By:	/s/ Patrick McIlvenny
	Name:	Patrick McIlvenny
	Title:	Director

HZNP FINANCE LIMITED

By:
	Name:	Kevin Insley
	Title:	Director

[Incremental Amendment and Lender Joinder Agreement (Horizon)]

HORIZON THERAPEUTICS INVESTMENT LIMITED

By:
	Name:	Patrick McIlvenny
	Title:	Director

HZNP FINANCE LIMITED

By:	/s/ Kevin Insley
	Name:	Kevin Insley
	Title:	Director

[Incremental Amendment and Lender Joinder Agreement (Horizon)]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael Tortora
Name:	Michael Tortora
Title:	Vice President

[Incremental Amendment and Lender Joinder Agreement (Horizon)]

Execution Version

Exhibit A

NEW LENDER	COMMITMENT
JPMorgan Chase Bank, N.A.	$75,000,000

Execution Version

Exhibit B

Schedule 2.01 Commitments

Revolving Commitments

Revolving Lender	Revolving Commitment	Applicable Percentage
Citibank, N.A.	$75,000,000.00	27.27%
Morgan Stanley Senior Funding, Inc.	$75,000,000.00	27.27%
Goldman Sachs Bank USA	$50,000,000.00	18.19%
JPMorgan Chase Bank, N.A.	$75,000,000.00	27.27%
Total	$275,000,000.00	100%